Certification of Chief Financial Officer
Pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
I, Benjamin R. Clouse, certify that:
1.

I have reviewed this quarterly report on Form 10-Q/A of CrossFirst Bankshares, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material
fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading with respect to the period covered by this report;
3.

[intentionally omitted];
4.

The registrant’s other certifying

officer and I are responsible for establishing and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))

and internal control over financial reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others within those entities,

particularly during the period in
which this report is being prepared;
b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting
to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial
reporting and the preparation of financial statements for external purposes in accordance with generally
accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s

disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period
covered by this report based on such evaluation; and
d)
Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred
during the registrant’s most recent fiscal quarter

(the registrant’s fourth fiscal quarter in the case of

an annual
report) that has materially affected, or is reasonably likely to materially affect,

the registrant’s internal control
over financial reporting; and;
5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons
performing the equivalent functions):
(a)

All significant deficiencies and material

weaknesses in the

design or operation of

internal control over financial
reporting which are

reasonably likely to

adversely affect the registrant’s

ability to record, process,

summarize
and report financial information; and
(b)

Any fraud, whether or not material, that

involves management or other employees who

have a significant role
in the registrant’s internal control over financial reporting.

Date:

April 12, 2022

/s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer
(Principal Financial Officer)